SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA FUNDS
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Funds
Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
September [ ], 2009
Dear Shareholder or Contract Holder:
          You are being asked to vote on a proposal to approve a new investment sub-advisory agreement with a new sub-adviser for your Transamerica Fund (with respect to each Fund, the “Proposal”). Detailed information about the Proposal is contained in the enclosed joint proxy statement.
          The Board of your Transamerica Fund has called a Special Meeting of Shareholders for your Fund to be held on October 22, 2009, at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 a.m., Eastern Time, in order to vote on the Proposal. The enclosed joint proxy statement asks for your approval of the Proposal with respect to your Fund. After careful consideration, the Board of your Fund recommends that you vote “FOR” the Proposal.
          The Proposal is one of a number of initiatives recently approved by the Boards of the Transamerica funds. The initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive and rational operating platform. It is anticipated that all of the initiatives will be accomplished by mid-2010.
          In connection with the proposed change in sub-adviser, there will be changes to each Fund’s investment objective, strategies and principal risks, as well as the Fund’s name, as explained in the enclosed joint proxy statement. These changes do not require shareholder approval.
          The Board of your Fund has unanimously approved the new investment sub-advisory agreement with a new sub-adviser and believes the Proposal is in the best interests of your Fund and its shareholders.
          If you have any questions, please call                      between 8 a.m. and 5 p.m., Eastern time, Monday through Friday. Thank you for your investment in the Transamerica funds.
Sincerely,
John K. Carter
Chairman of the Board
Transamerica Asset Management Group

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IMPORTANT NEWS FOR FUND SHAREHOLDERS
          While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience, we have provided a brief overview of the matter to be voted on.
Questions and Answers
Q.	Why am I receiving the joint proxy statement?

A.	As a shareholder of Transamerica Legg Mason Partners All Cap or a contract holder that invests in Transamerica Legg Mason Partners All Cap VP through a variable life insurance policy or variable annuity contract, you are being asked to vote on a new sub-advisory agreement with a new sub-adviser, Transamerica Investment Management, LLC (“TIM”). TIM is an affiliate of your Fund’s adviser, Transamerica Asset Management, Inc. (“TAM”). TAM believes your Fund will be better positioned to attract assets and perform with the proposed new sub-adviser.

Q.	Will my vote make a difference?

A.	Your vote is very important, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board of your Fund can be implemented. We encourage all shareholders to participate in the governance of their Funds.

Q.	Are the Funds paying for preparation, printing and mailing of this joint proxy statement?

A.	Costs attributable to the joint proxy statement, including mailing service, proxy solicitation, postage and printing costs, which are estimated at approximately $[ ] million, will be split, with Transamerica paying approximately half and the Funds paying approximately half. [Costs that are borne by the Funds will be allocated among the Funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to a particular Fund.]

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions on how to cast your vote, please , the Funds’ proxy solicitor, at ( ) — .

Q.	How do I vote my shares?

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A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy cards or by computer by going to the Internet address provided on the proxy cards and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.
It is important that you vote promptly.

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TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Funds
Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held On October 22, 2009
          A special meeting of the shareholders (the “Meeting”) of Transamerica Legg Mason Partners All Cap and Transamerica Legg Mason Partners All Cap VP (each a “Fund” and collectively the “Funds”) will be held on October 22, 2009, at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 a.m., Eastern Time to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a new sub-advisory agreement with a new sub-adviser.

PROPOSAL 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.
          Your Board recommends that you vote “FOR” the Proposal upon which you are being asked to vote.
          Shareholders of record at the close of business on August 14, 2009 are entitled to vote at the Meetings and at any adjournments or postponements thereof.
          If you own shares in more than one Fund as of August 14, 2009, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.
By Order of the Boards of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary
September [ ], 2009

TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Funds
Transamerica Series Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
JOINT PROXY STATEMENT
          This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each, a “Board”) of Transamerica Funds, on behalf of Transamerica Legg Mason Partners All Cap (“All Cap Fund”), and Transamerica Series Trust, on behalf of Transamerica Legg Mason Partners All Cap VP (“All Cap VP Fund”), of proxies to be voted at a special meeting of shareholders of each Fund to be held on October 22, 2009, at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 a.m., Eastern Time (for each Fund, a “Meeting”), and at any and all adjournments or postponements thereof. Each Meeting will be held for the purpose of approving a new investment sub-advisory agreement with a new sub-adviser for your Transamerica fund (the “Proposal”).
          The Board of each Fund has determined that the use of this Joint Proxy Statement for such Fund’s Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about September [ ], 2009.
          Each of Transamerica Funds and Transamerica Series Trust (each, a “Trust”) is organized as a Delaware statutory trust. The Trusts are registered investment companies.
          Shares of All Cap VP Fund are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.
          Shareholders of record at the close of business on August 14, 2009 (the “Record Date”) are entitled to vote at the Meetings. Shareholders of each Fund are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of that Fund. The manner in which shareholders of each Fund are entitled to vote is shown below. The number of shares of each Fund outstanding at the close of business on August 14, 2009 and the net assets of each Fund as of that date are shown in Appendix A.
          The Fund of which you are a shareholder is named on the proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund as of August 14, 2009, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.
          All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the Proposal at any time before a vote is taken on the Proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.
          Photographic identification will be required for admission to the Meeting.
          Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. All Cap Fund’s fiscal year end is October 31. All Cap VP Fund’s fiscal year end is December 31. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund by calling toll free at (800) 851-9377. Copies of annual and semi-annual reports of each Fund also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.
          Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.
VOTE REQUIRED AND MANNER OF VOTING PROXIES
          A quorum of shareholders is required to take action at each Meeting. The quorum requirement for each Fund is thirty percent (30%) of the voting power of the Fund.

          Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by Transamerica, on behalf of the Funds, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.
          If you hold your shares directly (not through a broker-dealer, bank or other financial institution, or variable annuity contract or variable life insurance policy) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Proposal.
          Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will have the effect of a vote “AGAINST” the Proposal.
          If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”
          Shares of All Cap VP Fund are held by the variable annuity contracts and variable life insurance products offered by the separate accounts of participating life insurance companies. However, in accordance with current law and interpretations thereof, participating insurance companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed proxy card or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest at the close of business on August 14, 2009 will be entitled to submit instructions to their participating insurance company. Each participating insurance company will vote All Cap VP Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions.
          If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.
          The Proposal requires the approval of the holders of a majority of the outstanding voting securities of the applicable Fund present or represented by proxy and entitled to vote at the Meeting. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Approval of the Proposal for each Fund will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Any abstentions or broker non-votes would effectively be treated as a vote “AGAINST” the Proposal.
CHANGES IN THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND PRINCIPAL RISKS
          In connection with the proposed change in sub-adviser to Transamerica Investment Management, LLC (“TIM” or the “Sub-Adviser”), there will be changes to each Fund’s investment objective, strategies and principal risks, as well as the Fund’s name, in order to align the Fund with TIM’s particular portfolio management approach. The Fund’s subclassification as a non-diversified company and fundamental investment restrictions will remain unchanged.
          Assuming the Proposal is approved, All Cap Fund will be renamed “Transamerica Focus” and All Cap VP Fund will be renamed “Transamerica Focus VP,” and each Fund will seek to maximize long-term growth. The Funds will seek to achieve their objective by investing primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. Each Fund will generally invest in domestic equity securities of any size. Each Fund may also invest up to 10% of its assets in short sale positions.
          TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focus on researching individual companies. The portfolio will be constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.
          TIM’s equity management team selects U.S. companies showing:
•	strong potential for shareholder value creation

•	high barriers to competition

•	solid free cash flow generating ability

•	excellent capital allocation discipline

•	experienced management aligned with shareholder interests
          TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.
          Consistent with each Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
          In the event TIM is unable to identify sufficient investments that meet the Funds’ criteria, the Funds may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.
          In addition to the principal risks to which each Fund is currently subject, the Fund’s revised investment objective and strategies may also subject the Fund to Short Sales risk, Fixed-Income Securities risk and Focused Investing risk, as described below. Each Fund will no longer consider Preferred Stock risk or Convertible Securities risk to be principal risks.
          Short Sales. A short sale may be effected by selling a security that the Fund does not own. In order to deliver the security to the purchaser, the Fund borrows the security, typically from a broker-dealer or an institutional investor. The Fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The Fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. The Fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.
          A short sale may also be effected “against the box” if, at all times when the short position is open, the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.
          Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.
          If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
          Focused Investing. To the extent the Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.
          Fund Reorganization. TAM and TIM currently serve as investment adviser and sub-adviser, respectively, to the Transamerica Premier Focus Fund, another mutual fund with an investment program (investment objective, strategies and risks) similar to the investment program that would be implemented for each Fund if TIM is appointed as sub-adviser to the Funds. As part of a broad plan to rationalize the Transamerica Asset Management group of funds, All Cap Fund’s Board also has approved a reorganization pursuant to which the Transamerica Premier Focus Fund’s assets would be acquired, and its liabilities would be assumed, by All Cap Fund in exchange for shares of All Cap Fund. The reorganization is subject to the satisfaction of certain conditions. If the closing conditions are satisfied, the reorganization is expected to occur during the fourth quarter of 2009.
PROPOSAL — TO APPROVE A NEW SUB-ADVISORY AGREEMENT
          At the Meeting, you will be asked to approve a new sub-advisory agreement (each, a “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM” or the “Manager”), your Fund’s investment adviser, and Transamerica Investment Management, LLC (“TIM” or the “Sub-Adviser”), your Fund’s proposed new sub-adviser. A general description of the proposed New Sub-Advisory Agreements is included below. The terms of each New Sub-Advisory Agreement are similar to those of the Current Sub-Advisory Agreement it replaces, except that the dates of effectiveness and termination differ. The form of the New Sub-Advisory Agreement is included in Appendix B.

          Currently, ClearBridge Advisors, LLC, a wholly-owned subsidiary of Legg Mason, Inc., is a party to an investment sub-advisory agreement with respect to each Fund (each, a “Current Sub-Advisory Agreement”). The date of each Fund’s Current Sub-Advisory Agreement and the date on which it was approved by the Board are provided in Appendix C.
          Under the Current Sub-Advisory Agreement for each Fund, the sub-adviser provides investment research, advice, management and supervision, subject to the supervision of the Fund’s Board Members and of TAM, the investment adviser of each Fund.
          The Current Sub-Advisory Agreements for the Funds were approved at June 4, 2009 in-person meetings by the Boards of the Funds. Shareholder approval of the Current Sub-Advisory Agreements was not required under the 1940 Act pursuant to the terms of an exemptive order that the Funds have received from the Securities and Exchange Commission, which permits the appointment of investment sub-advisers that are not “affiliated” with TAM (such as ClearBridge Advisors, LLC) without shareholder approval. TIM, however, is affiliated with TAM, so the New Sub-Advisory Agreement pursuant to which TIM would be appointed as investment sub-adviser to the Funds is subject to shareholder approval.
          Under each New Sub-Advisory Agreement, the New Sub-Adviser will provide investment research, advice, management and supervision, subject to the supervision of the Fund’s Board Members and of the Fund’s Manager. The appointment of each new Sub-Adviser is not expected to result in any material changes in the nature or the level of investment advisory services provided to any Fund by TAM.
          The Sub-Adviser has a strong track record managing mandates in the style of each Fund it will advise.
General Description of Sub-Advisory Agreement
          Set forth below is a general description of the terms of the New Sub-Advisory Agreements and a general comparison with the terms of the Current Sub-Advisory Agreements. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.
          Investment Management Services. Each of the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements provides that, subject to the supervision of the Fund’s Board Members and of TAM, the Sub-Adviser will regularly provide the Fund, with respect to that portion of a Fund’s assets allocated to the Sub-Adviser by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the Investment Company Act of 1940 (the “1940 Act”), the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), and other applicable federal and state law, as well as any other specific policies adopted by the Fund’s Board and disclosed to the Sub-Adviser.

          Under each Fund’s New Sub-Advisory Agreement, the Sub-Adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, the Sub-Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)) to the Funds and/or the other accounts over which the Sub-Adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Each Current Sub-Advisory Agreement contains similar provisions.
          Each New Sub-Advisory Agreement further provides that, unless TAM advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Sub-Adviser will exercise voting rights pertaining to its allocated portion of a Fund’s assets in accordance with the Sub-Adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. Each New Sub-Advisory Agreement further provides that the Sub-Adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The current sub-advisers are not responsible for voting proxies under the Current Sub-Advisory Agreements.
          Fees. Under both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Manager pays the sub-adviser a fee out of the investment management fee the Manager receives from the Fund. The sub-advisory fees payable by the Manager to TIM are identical to the sub-advisory fees paid under the Current Sub-Advisory Agreements. Fees paid to the current sub-advisers during each Fund’s most recent fiscal year are shown below under “Information about the Sub-Adviser.”
          Payment of Expenses. Each New Sub-Advisory Agreement requires the Sub-Adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under each Sub-Advisory Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-Adviser incurred in the operation of the Fund and the offering of its shares. Each Current Sub-Advisory Agreement also requires that the Manager bear all expenses in connection with the performance of its services under the Agreement.
          Conflicts of Interest. The New Sub-Advisory Agreement provides that the Sub-Adviser will not deal with itself, or with members of a Fund’s Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the Sub-Adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Sub-Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The Current Sub-Advisory Agreements address these same potential conflicts in a similar manner.
          However, the New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Sub-Adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Sub-Adviser. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Sub-Adviser’s policies and procedures as presented to the Board from time to time. The Current Sub-Advisory Agreements do not address trade allocation.
          Limitation on Liability. Under each New Sub-Advisory Agreement, the Sub-Adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the Sub-Adviser is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. The Sub-Adviser is not protected, however, from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the Sub-Adviser who may provide services to the Fund as contemplated by the New Sub-Advisory Agreement. Each Current Sub-Advisory Agreement addresses limitation on liability in a similar manner.
          Term and Continuance. The Current Sub-Advisory Agreement of each Fund was in effect for an initial two-year term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the agreement. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein, after an initial two-year term. Thereafter, if not terminated, each New Sub-Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually as discussed above with respect to the Current Sub-Advisory Agreement.
          Termination. The New Sub-Advisory Agreement for each Fund provides that the agreement may be terminated at any time without the payment of any penalty by the Fund or by the Sub-Adviser upon not less than ninety days’ written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Sub-Advisory Agreements contain similar termination provisions, except that they require sixty days’ written notice.
Board Considerations
          At meetings held on July 24, 2009, the Board of each Fund, including the independent Board Members, approved the New Sub-Advisory Agreement for the Fund between TAM and TIM, the Fund’s new Sub-Adviser, subject to shareholder approval.
          To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members received in advance of their meetings certain materials and information. In addition, the independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.
Among other things, the Board Members of each Fund considered:
(a) that TAM has advised the Board Members that the appointment of TIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Funds and their shareholders, including compliance services;
(b) that TIM is an experienced and respected asset management firm and that TIM has the capabilities, resources and personnel necessary to provide advisory services to the applicable Fund based on an assessment of the services that TIM provides to other funds within the Transamerica Fund complex, including the Transamerica Premier Focus Fund, which uses a similar investment program to the program that TIM, if appointed as sub-adviser, intends to implement for the Funds.
(c) that in June 2009 the Board had performed a full annual review of a number of sub-advisory agreements with TIM and had determined that TIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds;
(d) the proposed responsibilities of TIM for the Funds and the services expected to be provided by it;
(e) the fact that the sub-advisory fees payable to TIM would be paid by TAM and not the Funds, and, consequently, advisory fees paid by the Fund will not increase; and that the advisory fees paid by the Manager to TIM represent reasonable compensation to TIM in light of the services expected to be provided;
(f) that TAM recommended to the Board that TIM be appointed as Sub-Adviser to the Funds based on its desire to engage a sub-adviser with a proven performance record for the particular investment strategy that is contemplated for the Fund;
(g) that the Proposal is one of a number of initiatives recently approved by the Board Members of the Transamerica funds that are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform; and
(h) that each Fund would bear a portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements.

Certain of these considerations are discussed in more detail below.
          In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. The Board Members of each applicable Fund, including a majority of the independent Board Members, concluded that the applicable New Sub-Advisory Agreement should be approved and that the fees payable thereunder are fair and reasonable in light of the services expected to be provided to the Fund, and, in each case, that the New Sub-Advisory Agreement should be recommended to Fund shareholders for approval.
          Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by TIM under each New Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM as to the operations, facilities, organization and personnel of TIM, the ability of TIM to perform its duties under its New Sub-Advisory Agreement, and any anticipated changes to the current investment and other practices of the Funds. The Board Members considered that TAM has advised the Board Members that the appointment of TIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Funds and their shareholders, including compliance services. The Board Members considered that TIM is an experienced and respected asset management firm and that TIM has the capabilities, resources and personnel necessary to provide advisory services to the applicable Fund based on the assessment of the services that TIM provides to other funds within the Transamerica Fund complex, including the Transamerica Premier Focus Fund, which serves as a model for the investment program that TIM intends to implement for the Funds if TIM is appointed as sub-adviser. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with TIM and had determined that TIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds.
          Based on their review of the materials provided and the assurances they had received from TAM, the Board Members of each Fund determined that TIM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that TIM’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.
          Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the New Sub-Advisory Agreements as well as the overall management fee structure of the Funds and noted that they would remain unchanged. The Board Members noted that the Funds do not pay the sub-advisory fee. The Board Members took into consideration that they had recently reviewed the Adviser’s profitability with respect to the Funds and that advisory fees would remain unchanged. The Board of All Cap Fund also reviewed estimated profitability information if TIM is appointed as sub-adviser to the Fund and the Transamerica Premier Focus Fund is reorganized into All Cap Fund. The Board Members also considered arrangements between TIM and TAM, which are affiliated entities. The Board Members of each Fund determined that the advisory fees paid by TAM to TIM represent reasonable compensation in light of the services expected to be provided.
           Economies of Scale. The Board Members noted that the advisory fee schedule of the Funds, which contains breakpoints, would remain unchanged, thus permitting certain economies of scale for the benefit of shareholders as the Funds grow. The Board Members noted that TAM believes that the appointment of TIM as sub-adviser has the potential to attract additional assets.
           Fall-Out Benefits. The Board Members took into consideration the character of other incidental benefits received by TIM, including the use of portfolio brokerage transactions to pay for research services that TIM typically enters into with regard to other funds that it subadvises within the complex. The Board Members also considered the potential for increased visibility in the marketplace as a result of the TIM’s relationship with the Funds.
           Investment Performance. The Board Members noted the TIM’s investment management experience, capabilities and resources, with respect to Transamerica Premier Focus Fund, which is subadvised by TIM and serves as a model for the investment program to be implemented for the Fund if TIM is appointed. The Board Members noted that the performance for that fund for the past 1-, 3- and 5-year periods was stronger than that of each of the Funds over the same periods and that, based on comparative data provided by Strategic Insight, the Transamerica Premier Focus Fund has ranked higher in its peer group of funds, based on Lipper categories, than the Funds have ranked in theirs. The Board Members noted that TAM believes that the appointment of TIM could benefit shareholders by offering them the potential for superior performance based on the historical comparisons, but were unable to predict what effect execution of the New Sub-Advisory Agreements would actually have on the future performance of the Funds.
           Other Considerations. The Board Members considered that the Proposal is one of a number of initiatives recently approved by the Board Members of the Transamerica funds that are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Information about the Sub-Adviser
          TIM is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025. TIM is controlled by Transamerica Investment Services, Inc. (“TISI”). TISI is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is a subsidiary of AEGON NV, an international insurance group. Both TIM and TISI are affiliates of TAM.
          During each Fund’s most recent fiscal year, the current sub-adviser received $521,707 and $940,817 with respect to All Cap Fund and All Cap VP Fund, respectively. There were no other material payments by the Funds to the Sub-Adviser or any of their affiliates during that period. The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix E. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.
          The Sub-Adviser may provide investment advisory services to other funds which may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix F lists other funds advised by the Sub-Adviser, the net assets of those funds, and the management fee the Sub-Advisers received from those funds during the fiscal years ended on the dates noted.
Shareholder Approval
          To become effective with respect to a particular Fund, each New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Each New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.
          Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.
ADDITIONAL INFORMATION
Information about the Adviser
          TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, has served as the Funds’ investment adviser since 1997. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
Information about Other Service Providers
          Transamerica Capital, Inc. (“TCI”), an affiliate of TAM and TIM, serves as the distributor for each Fund pursuant to a written agreement. TCI is located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237.
          Transamerica Fund Services, Inc. (“TFS”), 570 Carillon Parkway, St. Petersburg, Florida 33716, also an affiliate of TAM and TIM, serves as transfer agent and administrator for the Funds.
Beneficial Ownership
          As of [ ], 2009, the Independent Trustees of the Funds and John K. Carter, a Trustee and an “interested person” (as defined in the 1940 Act) of each Fund (the “Interested Trustee”), beneficially owned the following numbers of Shares of the Funds:
[To Be Provided]

Trustee	All Cap Fund	All Cap VP Fund

Interested Trustee:

John K. Carter

Independent Trustees:

Sandra N. Bane

Trustee	All Cap Fund	All Cap VP Fund

Leo J. Hill

Neal M. Jewell

Russell A. Kimball, Jr.

Eugene M. Mannella

Norman R. Nielsen

Joyce G. Norden

Patricia L. Sawyer

John W. Waechter
          As of July 31, 2009, each Trustee beneficially owned less than 1% of the Shares outstanding of each Fund.
          As of July 31, 2009, the Trustees and officers as a group beneficially owned the following number of outstanding Shares of each Fund, which is less than 1% of each Fund’s Shares outstanding:

	All Cap Fund	All Cap VP Fund

Number of Shares Beneficially Owned by Trustees and Officers as a Group
          As of August 14, 2009, the persons listed in Appendix G owned of record or had the right to vote 5% or more of the outstanding interests in the Funds.
Shareholder Proposals
          As a general matter, neither Transamerica Funds nor Transamerica Series Trust holds annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.
          Proposals relating to the Funds must be received a reasonable time prior to the date of a meeting of shareholders of the applicable Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Shareholder Communications
          Shareholders of a Fund may mail written communications to the Fund’s Board, addressed to the care of the Secretary of the Fund, at the Funds’ address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).
Shareholders Sharing the Same Address
          As permitted by law, each Fund will deliver only one copy of this Joint Proxy Statement to shareholders or owners of variable annuity contracts and variable life policies, as applicable, (for purposes of this paragraph, collectively, “shareholders”) residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact your Fund by writing to the address shown on the front page of this Joint Proxy Statement or by calling the Funds at (800) 851-9377. The Fund will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of each Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.
Fiscal Year
          The fiscal year end for All Cap Fund is October 31. The fiscal year end for All Cap VP Fund is December 31.
General
          Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to a Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.
          A list of shareholders entitled to be present and to vote at the Meetings will be available at the offices of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.
          Failure of a quorum to be present at a Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of a Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Under each Fund’s By-Laws, a meeting may be adjourned by action of the person presiding over such meeting if a quorum is not present with respect to any matter or, even if a quorum is present with respect to a matter, a meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.
Information About the Funds
          Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.
          Please submit your voting instructions promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or by the Internet.
          To ensure the presence of a quorum at the Meetings, we request prompt execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.
By Order of the Boards of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary
September [ ], 2009

Appendix A
Number of Shares Outstanding
          The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on August 14, 2009.

Fund	Number of Shares Outstanding	Net Assets

All Cap Fund	6,741,913	$ 70,590,519.34
All Cap VP Fund	17,993,142	$155,975,215.46

A-1

Appendix B
Form of Investment Sub-Advisory Agreement
Transamerica Investment Management, LLC
          This Agreement, entered into as of [     ], 2009 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Transamerica Investment Management, LLC, a limited liability company organized and existing under the laws of the State of Delaware (referred to herein as the “Subadviser”).
          TAM is the investment adviser to [Transamerica Funds/Transamerica Series Trust] (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
          1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
          2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Funds is limited to that discrete portion of the Funds represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Funds’ assets concerning Funds transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Funds as to deliveries of securities and other investments and payments of cash for the account of the Funds. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Funds in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will review the security valuations of the Allocated Assets on a daily basis. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.
          3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.
          4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.
          5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:
(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.
          6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.
          7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.
          8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.
          9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.
          10. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.
          11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. the Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.
          12. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
          13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.
          14. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.
          15. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.
          16. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.
[signature page to follow]

          The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:
Title:

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

Schedule A

Fund	Investment Subadvisory Fee
[Transamerica Legg Mason Partners All Cap] [Transamerica Legg Mason Partners All Cap VP]	0.425% of the first $100 million of average daily net assets; 0.40% of average daily net assets over $100 million up to $500 million; and 0.35% of average daily net assets in excess of $500 million

Appendix C
Sub-Advisory Agreements
(Dates, Approvals and Fees)

	Date of	Date Current Sub-	Date Current	Date New	Current Sub-	New Sub-
	Current	Advisory Agreement	Sub-Advisory	Sub-Advisory	Advisory Fee (as	Advisory Fee
	Sub-	Last Submitted for	Agreement Last	Agreement	a percentage of	(as a percentage
	Advisory	Shareholder	Approved by	Approved by	average daily net	of average daily
Fund	Agreement	Approval	Trustees	Trustees	assets) [1]	net assets) [1]
All Cap Fund	December 1, 2005 (as amended)	[ ]	June 4, 2009	July 24, 2009	0.425% of the first $100 million of average daily net assets; 0.40% of average daily net assets over $100 million up to $500 million; and 0.35% of average daily net assets in excess of $500 million	0.425% of the first $100 million of average daily net assets; 0.40% of average daily net assets over $100 million up to $500 million; and 0.35% of average daily net assets in excess of $500 million

All Cap VP Fund	December 1, 2005 (as amended)	[ ]	June 4, 2009	July 24, 2009	0.425% of the first $100 million of average daily net assets; 0.40% of average daily net assets over $100 million up to $500 million; and 0.35% of average daily net assets in excess of $500 million	0.425% of the first $100 million of average daily net assets; 0.40% of average daily net assets over $100 million up to $500 million; and 0.35% of average daily net assets in excess of $500 million

[1] Sub-advisory fees are paid by the Adviser and not by the Fund.

C-1

Appendix D
Directors and Principal Officers of the New Sub-Adviser
Transamerica Investment Management, LLC (“TIM”)

Name	Position with TIM

Gary U. Rollé	Chief Executive Officer, Chief Investment Officer and Board Member
Peter O. Lopez	Principal, Special Representative Board Member
John J. Huber	Additional Board Member
Travis S. Weimer	Vice President and Chief Financial Officer
Ann Marie Swanson	Vice President, Secretary, and General Counsel and Acting Chief Compliance Officer
Todd M. Bergen	Board Member
John K. Carter	Board Member
Jeffrey A. McCroy	Board Member
Erik Van Houwelingen	Board Member

D-1

Appendix E
Other Funds Advised by New Sub-Adviser
          The following table lists certain information regarding funds for which the New Sub-Adviser provides investment advisory or sub-advisory services, other than the Funds that are addressed by this Joint Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

		Management Fee (as a
		percentage of average
Fund	Net Assets	daily net assets) (%)

Transamerica Premier Focus Fund	$50.834 million	0.80%

E-1

Appendix F
5% Share Ownership
          As of August 14, 2009, the following persons owned of record the amounts indicated of the shares of the class of the Funds indicated:

Fund	Class	Percent	Name	Address

All Cap Fund	C	7.28%	CITIGROUP GLOBAL MARKETS INC 00109801250 HOUSE ACCOUNT ATTN: PETER BOOTH	333 W 34TH ST FL 7 NEW YORK NY 10001-2402

	C	5.60%	MERRILL LYNCH FENNER & SMITH INC FBO ITS CUSTOMERS	4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484

All Cap VP Fund	Initial	38.49%	TCM DIVISION TRANSAMERICA LIFE INSURANCE COMPANY TRANSAMERICA LANDMARK VA	570 CARILLON PARKWAY ST PETERSBURG FL 33716-1294

	Initial	16.50%	AEGON FINANCIAL PARTNERS - FLORIDA	570 CARILLON PARKWAY ST PETERSBURG FL 33716-1294
			WESTERN RESERVE LIFE ASSURANCE CO LIFE WRL ACCT A - CLASS A

	Initial	12.98%	AEGON FINANCIAL PARTNERS - FLORIDA	570 CARILLON PARKWAY ST PETERSBURG FL 33716-1294
			WESTERN RESERVE LIFE ASSURANCE CO ANN ACCT A - CLASS B

	Initial	12.38%	TCM DIVISION TRANSAMERICA LIFE INSURANCE	570 CARILLON PARKWAY ST PETERSBURG FL 33716-1294
			COMPANY TRANSAMERICA EXTRA VA

	Initial	6.02%	TCM DIVISION TRANSAMERICA LIFE INSURANCE	570 CARILLON PARKWAY ST PETERSBURG FL 33716-1294
			COMPANY TRANSAMERICA LANDMARK ML VA

	Initial	5.56%	TCM DIVISION WESTERN RESERVE LIFE	570 CARILLON PARKWAY ST PETERSBURG FL 33716-1294
			ASSURANCE CO ANN ACCT A - CLASS A

	Service	41.20%	TCM DIVISION WESTERN RESERVE LIFE	570 CARILLON PARKWAY ST PETERSBURG FL 33716-1294
			ASSURANCE CO WRL FREEDOM PREMIER III

	Service	15.51%	TCM DIVISION TRANSAMERICA LIFE INSURANCE	570 CARILLON PARKWAY ST PETERSBURG FL 33716-1294
			COMPANY TRANSAMERICA LANDMARK VA

F-1

Fund	Class	Percent	Name	Address

	Service	12.05%	TCM DIVISION TRANSAMERICA LIFE INSURANCE	570 CARILLON PARKWAY ST PETERSBURG FL 33716-1294
			COMPANY TRANSAMERICA FREEDOM VA

	Service	7.74%	TCM DIVISION WESTERN RESERVE LIFE	570 CARILLON PARKWAY ST PETERSBURG FL 33716-1294
			ASSURANCE CO WRL FREEDOM MULTIPLE

	Service	5.86%	TCM DIVISION TRANSAMERICA LIFE INSURANCE	570 CARILLON PARKWAY ST PETERSBURG FL 33716-1294
			COMPANY TRANSAMERICA LANDMARK ML VA

F-2

FORM OF PROXY CARD

PROXY	PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 22, 2009	PROXY
This proxy is solicited on behalf of the Board of Trustees of [     ], on behalf of its series, [ ] (the “Fund”). The undersigned hereby appoint(s) John K. Carter and Dennis P. Gallagher, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote for the undersigned all shares of beneficial interest of the Fund with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at the offices of Transamerica Asset Management, Inc. at 570 Carillon Parkway, St. Petersburg, Florida 33716, on October 22, 2009, at 11:00 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, with all the power the undersigned would possess if personally present.
The undersigned acknowledges receipt of the accompanying Notice of Special Meeting of Shareholders and combined Proxy Statement and Prospectus and revokes any proxy previously given with respect to the Special Meeting.
The shares represented by this proxy will be voted as instructed. The Proxies are authorized in their discretion to vote upon such other matters as may come before the meeting or any adjournment or postponement thereof.   The proxies intend to vote with management on any such other business properly brought before the meeting or any adjournment or postponement thereof.

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, EITHER holder may sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature(s)

Title (if applicable)

Date
NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED.
FUND
Fund name Drop In 1
Fund name Drop In 2

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE	or VOTE BY PHONE	or VOTE BY MAIL	or VOTE IN
INTERNET			PERSON
Log on to:	Call [ ]	Vote, sign and date	Attend Shareholder
[ ]	Follow the recorded	this Proxy Card and	Meeting
Follow the on-screen	instructions available	return in the postage-	570 Carillon Parkway
instructions available	24 hours	paid envelope	St. Petersburg, FL
24 hours			on October 22, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 22, 2009. THE PROXY
STATEMENT FOR THIS SPECIAL MEETING IS AVAILABLE AT [  ].
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	AGAINST	ABSTAIN
1.	To approve a new sub-advisory agreement with a new sub-adviser.
	Fundname Drop In 1	☐	☐	☐
	Fundname Drop In 2	☐	☐	☐

2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Please vote, date and sign this Proxy Card and return it promptly in the enclosed envelope.